UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2013

ORBITZ WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)
500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 894-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Pursuant to the bylaws of Orbitz Worldwide, Inc. (the "Company"), the Company's board of directors (the "Board") elected Scott Forbes to the Board, effective as of June 12, 2013, to fill the vacancy created by the prior resignation of Jill Greenthal. Mr. Forbes was appointed a Class III director and will serve for the term expiring at the 2016 Annual Meeting of Shareholders. Pursuant to its rights under the Company's certificate of incorporation, Travelport Limited consented to the appointment of Mr. Forbes to fill the vacancy on the Board.

Amendment to 2007 Equity and Incentive Plan

At the Company's Annual Meeting of Shareholders held on June 11, 2013 (the “Annual Meeting”), the Company's shareholders, upon recommendation of the Board, approved an amendment to the 2007 Equity and Incentive Plan (the “Equity and Incentive Plan”) to increase the number of shares reserved for issuance under the Equity and Incentive Plan by 1,500,000 shares.

A brief summary of the Equity and Incentive Plan was included as part of Proposal 2 in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2013. The summary is qualified in its entirety by reference to the Equity and Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on June 11, 2013. As of April 15, 2013, the Company's record date for the Annual Meeting, there were a total of 105,368,952 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 102,720,040 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. The Company's shareholders voted on three proposals and cast their votes as follows:

Proposal 1: To elect two director nominees to the Board to serve for terms of three years:

Director	For	Withhold	Broker Non-Votes
Jeff Clarke	89,460,017	5,977,163	6,634,860
Bob Friedman	89,630,405	5,806,775	6,634,860

Based on the votes set forth above, the director nominees were duly elected.

Proposal 2: To approve an amendment to the Orbitz Worldwide, Inc. 2007 Equity Incentive Plan to increase the number of shares reserved for issuance by 1,500,000 shares:

For	Against	Abstain	Broker Non-Votes
88,096,668	7,326,033	14,479	6,634,860

Based on the votes set forth above, the amendment to the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan was approved.

Proposal 3: To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non-Votes
101,908,276	157,938	5,826	—

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 was duly ratified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 11, 2013
99.1	Press Release, dated June 12, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

Dated:	June 12, 2013	By:	/s/ James F. Rogers
			Name:	James F. Rogers
			Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 11, 2013
99.1	Press Release, dated June 12, 2013